SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):                 25-Jul-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-4
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-21          13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Jul-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Jul-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated               25-Jul-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-3

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Jul-03

DISTRIBUTION SUMMARY

Class   Orig Bal       Beg Bal         Prin           Rate              Int
 A-1  625,000,000    625,000,000    2,298,585       1.39500%          678,125
 A-2  277,000,000    277,000,000    1,678,068       1.39000%          299,468
 A-3    100,000,000    100,000,000     605,801        1.33000%          103,444
A-IO-1  465,930,000    465,930,000      0           6.98000%         2,739,468
A-IO-2 1,149,000,000        0           0           0.00000%             0
A-IO-S 1,200,000,000  1,200,000,000     0           0.11656%          116,559
 M-1   69,000,000     69,000,000        0           1.82000%          97,673
 M-2  45,000,000     45,000,000         0           2.92000%          102,200
 M-3  18,000,000     18,000,000         0           3.22000%          45,080
 B-1  36,000,000     36,000,000         0           5.02000%          140,560
 B-2  18,000,000     18,000,000         0           5.02000%          70,280
 B-3  12,000,000     12,000,000         0           5.52000%          51,520
  X  1,200,000,050  1,200,000,050       0           N/A            2,441,740
  R       50             50            50           1.39000%             0
Total1,200,000,050  1,200,000,050   4,582,503                      6,886,119

Class     Loss        Total Dist    Int Short        End Bal
 A-1      N/A         2,976,710         0         622,701,415
 A-2      N/A         1,977,535         0         275,321,932
 A-3      N/A          709,245          0          99,394,199
A-IO-1    N/A         2,739,468         0         463,799,159
A-IO-2    N/A             0             0        1,149,000,000
A-IO-S    N/A          116,559          0        1,195,417,547
 M-1      0.00         97,673           0          69,000,000
 M-2      0.00         102,200          0          45,000,000
 M-3      0.00         45,080           0          18,000,000
 B-1      0.00         140,560          0          36,000,000
 B-2      0.00         70,280           0          18,000,000
 B-3      0.00         51,520           0          12,000,000
  X       N/A         2,441,740         0        1,195,417,547
  R       N/A            50             0              0
Total     0.00       11,468,621         0        1,195,417,547


AMOUNTS PER $1,000 UNIT

Class    Cusip           Prin          Int            Total
 A-1  22541Q DP 4    3.67773523    1.08500000      4.76273523
 A-2  22541Q DQ 2    6.05800596    1.08111112      7.13911708
 A-3  22541Q DR 0    6.05800600    1.03444440      7.09245040
A-IO-1 22541Q DS 8   0.00000000    5.87957073      5.87957073
A-IO-2 22541Q DT 6   0.00000000    0.00000000      0.00000000
A-IO-S 22541Q KJ 0   0.00000000    0.09713270      0.09713270
 M-1  22541Q DV 1    0.00000000    1.41555551      1.41555551
 M-2  22541Q DW 9    0.00000000    2.27111111      2.27111111
 M-3  22541Q DX 7    0.00000000    2.50444444      2.50444444
 B-1  22541Q DY 5    0.00000000    3.90444444      3.90444444
 B-2  22541Q DZ 2    0.00000000    3.90444444      3.90444444
 B-3  22541Q EA 6    0.00000000    4.29333333      4.29333333
  X   22541Q EB 4    0.00000000    2.03478354      2.03478354
  R   22541Q DU 3   1000.00000000  1.00000000    1001.00000000
Total    0.00        0.00000000    0.00000000      0.00000000

        Interest
     Carry-forward
Class    Amount        End Bal
 A-1  0.00000000    996.32226477
 A-2  0.00000000    993.94199404
 A-3  0.00000000    993.94199400
A-IO-1 0.00000000   995.42669384
A-IO-2 0.00000000  1000.00000000
A-IO-S 0.00000000   996.18128942
 M-1  0.00000000   1000.00000000
 M-2  0.00000000   1000.00000000
 M-3  0.00000000   1000.00000000
 B-1  0.00000000   1000.00000000
 B-2  0.00000000   1000.00000000
 B-3  0.00000000   1000.00000000
  X   0.00000000    996.18124791
  R   0.00000000      0.00000000
Total 0.00000000      0.00000000
                       GROUP 1       GROUP 2          TOTAL
Principal Distributions:
Beginning Balance      628,774,697 390,278,075      1,019,052,772
     Scheduled Prin        503,690     314,726            818,416
     Prepays(Incl Curt)  1,794,895   1,969,192          3,764,087
     Net Liq Proceeds            0           0                  0
     Loan Purchase               0           0                  0
     Total Prin Rem      2,298,585   2,283,918          4,582,503
     Net Realized Losses         0           0                  0
Ending Balance         626,476,113 387,994,157      1,014,470,269
Ending Count                 4,663       2,333              6,996

Aggregate End Coll     746,201,416 449,216,132      1,195,417,547

Ending Overcollateralization Amount                          0.07

Prefunding Account:
Beginning Balance      119,725,303  61,221,975        180,947,278
Subsequent Transfer              0           0                  0
Added to available prin          0           0                  0
Amount in Prefund Acct 119,725,303  61,221,975        180,947,278

Interest Distributions:
Sched Int-Net Serv&lpmi  3,857,733   2,399,478          6,257,211
Less RAIS                        0           0                  0
Less NPPIS                       0           0                  0
                         3,857,733   2,399,478          6,257,211
Capitalized Interest Account:
Beginning Balance                                       2,075,000
less: Cap Int Requ         410,826     210,077            620,903
less: W/draw Overfund Int Amt to Depositor                      0
Ending Balance                                          1,454,097

Servicing Fee              188,289     119,757            308,046
Trustee Fee                  1,415         878              2,293
Credit Risk Manager          8,646       5,366             14,012
LPMI                         8,929       4,602             13,530
Dividend Rewards                 0           0                  0
Excess Servicing Fee        73,700      42,859            116,559
FSA Premium                      0       5,000              5,000

Current Advances as of determination date               1,110,807
Outstanding Advances  (end of prior calendar month)             0


Has Ocwen failed the Termination Test?         NO

Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count              Balance   Count                Balance
Grp 1     15             1,900,273      0                       0
Grp 2      7             1,401,210      1                  42,593
Total     22             3,301,482      1                  42,593
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count              Balance
Grp 1      2               232,332
Grp 2      0                     0
Total      2               232,332
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans
         Count              Balance
Grp 1    4,663         626,476,113
Grp 2    2,333         387,994,157
Total    6,996       1,014,470,269

     Foreclosure
Grp 1    Count              Balance
Grp 2      0                     0
Total      0                     0
           0                     0
     Bankruptcy
         Count              Balance
Grp 1      0                     0
Grp 2      0                     0
Total      0                     0

                   REO
         Count              BalanceMarket Value
Grp 1      0                     0           0
Grp 2      0                     0           0
Total      0                     0           0

# of Loans for which Prepay Prems were collected                         7
Prin Bal of Loans for which Prepay Prems were collected            920,981
Current amount of Prepayment Premiums                               29,309
Current Delinquency Rate (60+days)                                0.02300%
Rolling Three Month Delinquency Rate (60+days)                    0.02300%
Number of Loans Repurchased                                              0
Principal Balance of Loans Repurchased                                   0
Realized Losses incurred during the related Due Period                   0
Cumulative Realized Losses since Startup Day                             0
Weighted Average Term to Maturity of Mortgage Loans                    347
Weighted Average Gross Coupon of Mortgage Loans                   7.74694%
Weighted Average Net Coupon of Mortgage Loans                     7.21181%
Aggregate number of Mortgage Loans in the pool                       6,996
Insured Payment on Class As								 0
Senior Enhancement Percentage                                    16.50000%
Net Excess Spread                                                 1.51880%
Deposit to Basis Risk Reserve Fund                                       0
Basis Risk Reserve Fund Balance                                      5,000
Interest Rate Cap Account
   Beginning Balance                                                     0
	Deposits                                                           0
	Withdrawals                                                        0
     Ending Balance                                                      0

     Target Amount for the preceding Distribution Date          18,000,001


     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-4


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee